SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 6, 2004
Date of Report (Date of earliest event reported)

The Holmes Group, Inc.
(Exact name of registrant as specified in its charter)

333-44473
Massachusetts	333-77905	04-2768914
(State or other Jurisdiction of Incorporation)	(I.R.S. Employer (Commission File Numbers)	Identification No.)

One Holmes Way, Milford, MA	01757
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 634-8050

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Text of press release issued by The Holmes Group, Inc. on May 6, 2004.

Item 9. Regulation FD Disclosure.

The following information is furnished pursuant to Item 9, Regulation FD Disclosure.

On May 6, 2004, The Holmes Group, Inc. (“Holmes”) issued a press release relating to Holmes’ completion of a $425 million refinancing of its long term debt and the completion of its cash tender offer for its 9-7/8% Senior Subordinated Notes due 2007. The press release also announced that Holmes has called for redemption all its remaining Notes. The text of the press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Holmes Group, Inc.

Date: May 7, 2004	By:	/s/ JOHN M. KELLIHER John M. Kelliher Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Text of press release issued by The Holmes Group, Inc. on May 6, 2004.